The Victory Portfolios

Dividend Growth Fund

Established Value Fund

Special Value Fund

Small Company Opportunity Fund

Large Cap Growth Fund

Supplement dated March 31, 2014

to the Prospectus dated March 1, 2014 (“Prospectus”)

This Prospectus is being revised to reflect a portfolio manager change for the Special Value Fund.

1.              The following replaces the three paragraphs under the section “Portfolio Managers” found on Page 19 of the Prospectus:

Gregory H. Ekizian is a Portfolio Manager of the Adviser and has been Portfolio Manager of the Fund since 2013 and Lead Portfolio Manager since 2014.

2.              The following replaces the first paragraph of the section “Organization and Management of the Funds - Portfolio Management” found on Page 47 of the Prospectus:

Gregory H. Ekizian is the Lead Portfolio Manager of the Dividend Growth Fund and the Special Value Fund.

3.              The first four paragraphs of the section “Organization and Management of the Funds — Portfolio Management” found on Page 48 of the Prospectus pertaining to the Special Value Fund are deleted in their entirety.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

VF-EQTY-PRO-SUPP1